August 8, 2007

MELLON FUNDS TRUST

Supplement to Prospectus
dated December 29, 2006
(Class M and Investor class shares)

Effective August 8, 2007, the following information supersedes and replaces any contrary information with respect to Mellon International Fund and Mellon Emerging Markets Fund contained in the section of the Trust’s Prospectus entitled “Management”:

Portfolio managers
Name of fund	Primary portfolio manager

Mellon International Fund	D. Kirk Henry and William S. Patzer
Mellon Emerging Markets Fund	D. Kirk Henry and William S. Patzer

Biographical information

William S. Patzer, CFA, has been a co-primary portfolio manager of Mellon International Fund and Mellon Emerging Markets Fund since August 2007. Mr. Patzer is an employee of Dreyfus and its affiliate, The Boston Company Asset Management LLC (“TBCAM”). Mr. Patzer has been the lead portfolio manager of TBCAM’s Global Core Equity strategy since November 2006, and lead portfolio manager of TBCAM’s Emerging Markets Core Equity, International Core Equity and International Small Cap strategies since August 2007. Mr. Patzer is also a Research Analyst covering the health care sector for TBCAM since November 2005. Prior to joining TBCAM, Mr. Patzer served as a Senior Analyst with Goldman Sachs Asset Management covering the industrials, energy and materials sectors. Before joining Goldman Sachs Asset Management, Mr. Patzer was Co-Manager for the Global Value Fund and a Senior Fund Analyst at Merrill Lynch Investment Managers.

The references concerning Remi J. Browne and Daniel B. LeVan in the section entitled “Management” are deleted because they are no longer portfolio managers of Mellon International Fund and Mellon Emerging Markets Fund, respectively.